Accounts payable	6 Months Ended
Jun. 30, 2018
Accounts payable
Accounts payable

9.            Accounts payable

The following table depicts the components of our accounts payable as of June 30, 2018 and December 31, 2017:

	As of
In thousands of U.S. dollars	June 30, 2018	December 31, 2017
Scorpio Ship Management S.A.M. (SSM)	$2,754	$766
Scorpio Services Holding Limited (SSH)	245	190
Insurance liabilities - related party	155	2,163
Amounts due to a port agent - related party	144	60
Scorpio Commercial Management S.A.M. (SCM)	135	186
Scorpio LR2 Pool Limited	—	365
Scorpio Aframax Tanker Pool Limited	—	74
Scorpio LR1 Pool Limited	—	22
Accounts payable to related party	3,433	3,826

Suppliers	12,328	9,218
	$15,761	$13,044

The majority of accounts payable are settled with a cash payment within 90 days. No interest is charged on accounts payable. We consider that the carrying amount of accounts payable approximates fair value.